ACCOUNTS RECEIVABLE, NET - Movement in Allowances for Doubtful Debts (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Receivables [Abstract]
At beginning of year	$ 210,997	$ 265,931	$ 210,757
(Credit) additional provision	(2,479)	(4,178)	67,791
Write-offs, net of recoveries	(2,115)	(57,696)	(3,044)
Reclassified (to) from long-term receivables, net	(2,062)	6,940	(9,573)
Exchange adjustments	(1,304)	0	0
At end of year	$ 203,037	$ 210,997	$ 265,931